First Community Bankshares, Inc. (NASDAQ: FCBC)
Announces Merger with
Highlands Bankshares, Inc. (OTCQX:HLND)

September 11, 2019

Compliance Disclosures

First Community Bankshares, Inc.

Important Information for Shareholders

This presentation shall not constitute an offer to sell, the solicitation of an offer to sell, or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, First Community Bankshares, Inc. ("First Community or FCBC") will file a registration statement on Form S-4 with the Securities and Exchange Commission (the "SEC"), which will contain the proxy statement of Highlands Bankshares, Inc. ("Highlands or HLND") and a prospectus of First Community. Shareholders of Highlands are encouraged to read the registration statement, including the proxy statement/prospectus that will be part of the registration statement, because it will contain important information about the proposed transaction, Highlands, and First Community. After the registration statement is filed with the SEC, the proxy statement/prospectus and other relevant documents will be mailed to Highlands shareholders and will be available for free on the SEC's website (www.sec.gov). The proxy statement/prospectus will also be made available for free by contacting David D. Brown, First Community's Chief Financial Officer, at 276-326-9000 or Bryan Booher, the Interim President and Chief Executive Officer of Highlands, at 276-619-4923. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Transactions

First Community, Highlands and their respective directors, executive officers and certain other members of management and employees may be deemed "participants" in the solicitation of proxies from Highlands's shareholders in favor of the merger with First Community. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Highlands shareholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.

You can find information about the executive officers and directors of First Community in its Annual Report on Form 10-K for the year ended December 31, 2018 and in its definitive proxy statement filed with the SEC on April 11, 2019. You can find information about Highlands's executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2018 and in its definitive proxy statement filed with the SEC on April 10, 2019. You can obtain free copies of these documents from First Community or Highlands using the contact information above.

Legal Disclaimer

First Community Bankshares, Inc.

Forward-Looking Statements

Certain of the statements made in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements, including statements regarding the intent, belief, or current expectations of First Community's management regarding the company's strategic direction, prospects, or future results or the benefits of the proposed transaction, are subject to numerous risks and uncertainties. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of First Community and Highlands and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of First Community and Highlands. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the cost savings and revenue synergies anticipated in connection with the proposed transaction may not be realized or may take longer than anticipated to be realized, (2) disruption from the proposed transaction with customers, suppliers, or employee or other business relationships, (3) the occurrence of any event, change, or other circumstances that could give rise to the termination of the agreement and plan of merger, (4) the risk of successful integration of the two organizations' businesses, (5) the failure of Highlands shareholders to approve the proposed transaction, (6) the amount of costs, fees, expenses, and charges related to the proposed transaction, (7) the ability to obtain required governmental and regulatory approvals for the proposed transaction, (8) reputational risk and the reaction of the parties' customers to the proposed transaction, (9) the failure of the conditions to closing of the proposed transaction to be satisfied, (10) the risk that the integration of Highlands' operations with those of First Community will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by First Community's issuance of additional shares of its common stock in the proposed transaction, (13) changes in management's plans for the future, (14) prevailing economic and political conditions, particularly in our market areas, (15) credit risk associated with our lending activities, (16) changes in interest rates, loan demand, real estate values, and competition, (17) changes in accounting principles, policies, or guidelines, (18) changes in applicable laws, rules, or regulations, and (19) other competitive, economic, political, and market factors affecting our business, operations, pricing, products, and services. Certain additional factors which could affect the forward-looking statements can be found in First Community's and Highland's annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the SEC and available on the SEC's website at http://www.sec.gov. First Community and Highlands caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Community or Highlands or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Community and Highlands disclaim any obligation to update or revise any forward-looking statements contained in this press release, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.

Enhancing the Franchise

First Community Bankshares, Inc.

Community Banking

- The proposed acquisition of Highlands Bankshares, Inc. ("HLND") by First Community Bankshares, Inc. ("FCBC") creates a $2.8 billion asset banking franchise
- Continues the Interstate I-81 Corridor footprint from the Tri-Cities in Tennessee into southwest Virginia
- Number 1 market share in Washington Co., Virginia
  - Top 5 deposit market share rank in combined counties of operation
- Increases density and market share in southwest Virginia, eastern Tennessee and northwest North Carolina

Strategic

- Unites similar markets and customer service cultures
- Provides meaningful consolidation and logical footprint expansion
- Adds an attractive core deposit franchise
- Financially attractive for both shareholder bases

Combined Franchise

First Community Bankshares, Inc.



Cincinnati
Louisville
Frankfort
Lexington
Kentucky
Bowling Green
Nashville
Murfreesboro
Tennessee
Knoxville
Asheville
Kingsport
Johnson City
Charleston
West Virginia
Blacksburg
Roanoke
Lynchburg
Virginia
Staunton
Harrisonburg
Washington
Baltimore
Annapolis
Dover
Delaware
Maryland
Richmond
Norfolk
Virginia Beach
Winston-Salem
Greensboro
Durham
Raleigh
Rocky Mount
Greenville
FCBC
HLND
HLND LPO

Pro Forma Highlights

Assets	**$2,824**
Loans	**$2,173**
Deposits	**$2,366**
Branches	**58**

Pro Forma Deposits by State



TN, 4%
VA, 48%
NC, 9%
WV, 39%

Note: Data as of the quarter ended 06/30/19; Excludes impacts from purchase accounting adjustments
Sources: S&P Global Market Intelligence; ESRI

Financially Attractive for Both Shareholder Bases

First Community Bankshares, Inc.

First Community Bankshares, Inc.

- $2.2 billion asset bank holding company
  - Headquartered in Bluefield, VA
  - Roots dating back to 1874
  - NASDAQ traded under ticker "FCBC"
- Consistent, quality earnings growth and momentum
  - 5-year Operating EPS growth of 7.7%
  - Delivering Operating Return on Equity of approximately 10.6% and Return on Assets of approximately 1.6% to shareholders in 2018
- Consistent strong dividends
  - 34th consecutive year of regular cash dividends
  - 108% dividend growth during the previous six years
  - Current yield of more than 3%
- Since 1993, successfully completed 11 whole bank acquisitions and multiple branch transactions

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- ✓ Pro forma assets of $2.8 billion
- ✓ Furthers strategic positioning across four states in desirable Southeast markets
- ✓ Upper single digit EPS accretion
- ✓ Neutral impact to Return on Assets & Return on Equity; positive impact to Return on Tangible Common Equity
- ✓ Disciplined use of capital with neutral impact to tangible book value
- ✓ Retention of strong capital position
- ✓ First cash dividend for HLND since 2009

---

highlands

- $612 million asset bank holding company
  - Headquartered in Abingdon, VA
  - Bank founded in 1985
  - OTCQX traded under ticker "HLND"
- Consistent asset quality improvement; NPAs have decreased 78% from the peak year-end total in 2011
- Record financial results in 2018
  - Net Income of $3.6 million
  - Net Interest Margin of 3.90%
- Sticky core depositor base
  - Q2'19 cost of deposits of 0.73%
- Established production team with a proven track record in the Highlands Region

Source: S&P Global Market Intelligence

Transaction Terms

First Community Bankshares, Inc.

Transaction	FCBC acquires 100% of HLND outstanding common and preferred stock
Merger Consideration	▪ 100% Stock Consideration ▪ Fixed exchange ratio of 0.2703 shares of FCBC common stock for each share of HLND common and preferred stock[1]
Announced Transaction Value[2 3]	Total merger value of $91.0 million, or $8.80 per share
Implied Pricing Multiples at Announcement[2 3 4]	▪ Price / Tangible Book Value: 151.6% ▪ Price / LTM EPS: 24.4x ▪ Core Deposit Premium: 6.9%
Required Approvals	Customary regulatory approvals and HLND shareholder approval
Expected Closing	Fourth Quarter 2019

[1] May increase if there are savings related to termination costs to be paid by Highlands to its core data processing provider. Based on current savings estimates, no adjustment is contemplated at this time.
[2] Based on 8,251,725 outstanding shares of HLND common stock; Includes 1:1 conversion of 2,092,287 preferred shares into common
[3] Based on FCBC's 20-day average closing price of $32.56 as of 09/10/19
[4] Based on per share values; Financial data as of 06/30/2019

Transaction Rationale

First Community Bankshares, Inc.

Strategically Compelling

- Improves footprint and connectivity in Highlands regional markets across southwest Virginia, northwest North Carolina, and eastern Tennessee
- Consolidating similar markets where traditional community banking is most effective and profitable

Financially Accretive

- ~9% accretive to EPS and neutral to Tangible Book Value per share
- Achievable results with conservative projections
- Cash IRR exceeding mid-teens threshold
- Neutral to ROAA and ROAE, and positive to ROATCE

Low-Risk

- Post-closing consolidated capital and liquidity ratios expected to remain strong
- Comprehensive due diligence completed, including rigorous review of loan and OREO portfolios
- Conservative credit mark
- In depth evaluation of business plans, budgets, credit processes, and other operational procedures

Key Transaction Assumptions

First Community Bankshares, Inc.

Expected Cost Savings	36% of HLND's annual Noninterest Expense base - 100% realized in 2020
Merger & Integration Costs	Approximately $5.7 million in combined after-tax merger expenses
Purchase Accounting & Other Adjustments	▪ Total gross loan fair value mark of $15.0 million (3.32% of total loans as of the quarter ended June 30, 2019) ▪ Core Deposit Intangible of $9.3 million or 1.86% ▪ Other Marks: $2.9 million to other assets and liabilities
Revenue Synergies	Identified but not included in financial model

Extensive Due Diligence Completed

First Community Bankshares, Inc.

- **In-depth credit due diligence, using experienced in-house professionals**
  - Reviewed 35% of entire portfolio and 66% of watch list loans
    - 27% of 1-4 family credits
    - 38% of commercial real estate
    - 52% of A/R, Inventory, Equipment (C&I)
    - Acquisition, development and construction not a significant part of the portfolio
  - Granular portfolio, averaging $74 thousand per credit
  - Credit mark on loan portfolio projected to be $15.0 million
  - Reviewed portfolio of other real estate owned and determined a mark of $200 thousand using liquidation values

Overview of Highlands Bankshares, Inc.

First Community Bankshares, Inc.

General Corporate Information

- Holding Company for Highlands Union Bank
  - Bank founded in 1985
- Headquartered in Abingdon, Virginia, with 14 branches in Virginia, Tennessee, and North Carolina
- Virginia Branches:
  - Abingdon (3), Bristol (2), Glade Spring, Marion
- North Carolina Branches:
  - Banner Elk, Boone
- Tennessee Branches:
  - Blountville, Knoxville, Rogersville, Sevierville (2), Johnson City (LPO)
- 148 full-time equivalent associates

Financial Highlights

	2015Y	2016Y	2017Y	2018Y	LTM
Balance Sheet ($000)					
Total Assets	616,982	612,678	594,097	591,941	611,721
Total Net Loans	426,429	406,093	432,428	444,013	448,210
Total Deposits	494,912	489,869	498,783	502,816	518,444
Total Equity	53,560	53,758	53,804	56,641	60,031
Basic Tangible Book Value per Share	5.39	5.22	5.23	5.48	5.80
Profitability (%)					
Pretax Income ($000)	132	(348)	5,257	4,541	4,579
ROAA	0.22	0.00	NM	0.61	0.62
ROAE	2.48	0.02	NM	6.59	6.50
Net Interest Margin	3.38	3.57	3.54	3.90	3.88
Efficiency Ratio	83.0	86.8	76.3	77.1	75.0
Balance Sheet Ratios/ Capital (%)					
Loans/ Deposits	87.3	83.6	86.5	89.1	87.1
Total Equity/ Total Assets	8.68	8.77	9.06	9.57	9.81
TCE Ratio	7.56	7.64	7.89	8.40	8.68
Tier 1 Ratio	11.28	11.78	12.15	12.31	12.89
Risk-Based Capital Ratio	12.55	13.02	13.11	13.30	13.87
Leverage Ratio	7.33	7.59	8.36	9.14	9.19
Asset Quality (%)					
NPAs/ Assets	3.54	2.86	1.94	2.88	2.61
NCOs/ Avg Loans	0.31	0.56	0.21	0.07	0.27
Loan Loss Reserves/ Gross Loans	1.31	1.18	0.91	0.98	0.94
Reserves/ NPAs	25.9	27.6	34.3	25.6	26.5
Loan Loss Provision/ NCO	113.7	64.9	13.4	231.3	108.6

Note: LTM data as of the quarter ended 06/30/19

Source: S&P Global Market Intelligence

Pro Forma Deposit Market Share

First Community Bankshares, Inc.

Combined Counties of Operations

Rank	Institution	Market Share	Number of Branches	Total Deposits ($000)
1	Capital One Financial Corp. (VA)	61.1%	1	69,798
2	BB&T Corp. (NC)	8.4%	108	9,607
3	Wells Fargo & Co. (CA)	4.3%	57	4,872
4	First Horizon National Corp. (TN)	3.5%	42	4,016
	Pro Forma	**2.1%**	**58**	**2,426**
5	Atlantic Union Bankshares Corp. (VA)	1.8%	27	2,016
6	**First Community Bankshares Inc. (VA)**	**1.7%**	**44**	**1,927**
7	Regions Financial Corp. (AL)	1.7%	27	1,906
8	Bank of America Corp. (NC)	1.7%	17	1,902
9	Pinnacle Financial Partners Inc. (TN)	1.1%	6	1,298
10	National Bankshares Inc. (VA)	0.8%	21	959
11	First Citizens BancShares Inc.	0.7%	21	794
12	First Bancorp Inc.	0.7%	13	760
13	CNB Bancshares Inc.	0.6%	16	739
14	BancTenn Corp.	0.6%	14	698
15	SmartFinancial Inc.	0.6%	7	637
16	Mountain Commerce Bancorp Inc.	0.5%	3	596
17	Carter Bank & Trust	0.5%	14	565
18	TowneBank	0.5%	5	549
19	FB Financial Corp.	0.5%	6	517
20	Tennessee State Bancshares Inc.	0.5%	13	515
21	**Highlands Bankshares Inc.**	**0.4%**	**14**	**499**
	Total For Institutions in Market		**772**	**$114,149**



West Virginia
Charleston
Beckley
Virginia
Charlottesville
Richmond
Roanoke
Blacksburg
Knoxville
Asheville
Tennessee
Raleigh
North Carolina
Charlotte
Pro Forma County Market Share
#1 to #5
#6 to #15
Greater than #15

Note: Deposits for market share analysis are as of 06/30/18 FDIC deposit survey, adjusted for acquisitions
Sources: S&P Global Market Intelligence; ESRI

First Community Bankshares, Inc.

Pro Forma Loan & Deposit Composition

FCBC	HLND	Pro Forma

FCBC



C&I 5%
Other 14%
ADC 4%
Other CRE 19%
1-4 Family 43%
Owner CRE 15%

Total Loans: $1,720,744

Average Loan Yield: 5.28%



Jumbo CD 2%
Retail CD 20%
Demand 16%
Transaction 9%
MMDA & Savings 53%

Total Deposits: $1,860,909

Cost of Total Deposits: 0.30%

HLND



ADC 5%
Other 10%
C&I 11%
Other CRE 8%
1-4 Family 45%
Owner CRE 21%

Total Loans: $453,124

Average Loan Yield: 5.09%



Jumbo CD 3%
Retail CD 26%
Demand 30%
MMDA & Savings 31%
Transaction 10%

Total Deposits: $519,409

Cost of Total Deposits: 0.73%

Pro Forma



ADC 5%
C&I 6%
Other 13%
Other CRE 17%
1-4 Family 43%
Owner CRE 16%

Total Loans: $2,173,868

Yield Loan Yield: 5.24%



Jumbo CD 2%
Retail CD 22%
Demand 19%
Transaction 9%
MMDA & Savings 48%

Total Deposits: $2,380,318

Cost of Total Deposits: 0.39%

Note: Data bank-level as of the quarter ended 06/30/19
Source: S&P Global Market Intelligence

Future Direction & Vision

First Community Bankshares, Inc.

- **Continue developing and nurturing mutually beneficial relationships with customers, shareholders, and employees**
  - **Customers**
    - Competitive Deposit and Loan Products
    - Delivery of Professional Service
    - Wealth Management
    - Insurance Services
  - **Shareholders**
    - Focus on delivering high risk-adjusted total returns
    - Focus on returning capital to shareholders
      - Quarterly cash dividend
      - Share repurchase
      - Special dividend
  - **Employees**
    - Strive to be a preferred employer within our communities
    - Strive to recruit and retain outstanding banking professionals
    - Strive to provide a rewarding and challenging environment

Summary

First Community Bankshares, Inc.

- Consolidates and logically expands the franchise into attractive markets with familiar characteristics
- Complements commitment to traditional community banking and the value proposition of our markets
- Further strengthens the Company's community banking franchises

First Community Bankshares, Inc.

highlands

PO Box 989
Bluefield, VA 24605
(276) 326-9000